UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Item 9.01.                      Financial Statements and Exhibits

    (d)    Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Sidley Austin llp relating to $3,669,000 Buffered Return Enhanced Notes Linked to the S&P 500® Index due September 30, 2009
8.2	Tax Opinion of Sidley Austin llp relating to $490,000 Buffered Return Enhanced Notes Linked to the S&P 500® Index due September 30, 2009
8.3	Tax Opinion of Sidley Austin llp relating to $1,751,000 Buffered Return Enhanced Notes Linked to the S&P 500® Index due September 30, 2009
8.4	Tax Opinion of Sidley Austin llp relating to $2,665,000 Buffered Return Enhanced Notes Linked to the MSCI EAFE® Index due September 30, 2009
8.5	Tax Opinion of Sidley Austin llp relating to $26,000 Buffered Return Enhanced Notes Linked to the MSCI EAFE® Index due September 30, 2009
8.6	Tax Opinion of Sidley Austin llp relating to $3,913,000 Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index and the Russell 2000® Index due June 30, 2009
8.7	Tax Opinion of Sidley Austin llp relating to $100,000 Buffered Return Enhanced Notes Linked to the Russell 2000® Index due September 30, 2009
8.8
Tax Opinion of Sidley Austin llp relating to $3,925,000 Contingent Interest Index Basket Knock-Out Notes Linked to an Equally Weighted Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due March 31, 2011

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin
Name: Neila B. Radin
Title: Senior Vice President

Dated: March 28, 2008

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EXHIBIT INDEX

Exhibit Number	Description
8.1	Tax Opinion of Sidley Austin llp relating to $3,669,000 Buffered Return Enhanced Notes Linked to the S&P 500® Index due September 30, 2009
8.2	Tax Opinion of Sidley Austin llp relating to $490,000 Buffered Return Enhanced Notes Linked to the S&P 500® Index due September 30, 2009
8.3	Tax Opinion of Sidley Austin llp relating to $1,751,000 Buffered Return Enhanced Notes Linked to the S&P 500® Index due September 30, 2009
8.4	Tax Opinion of Sidley Austin llp relating to $2,665,000 Buffered Return Enhanced Notes Linked to the MSCI EAFE® Index due September 30, 2009
8.5	Tax Opinion of Sidley Austin llp relating to $26,000 Buffered Return Enhanced Notes Linked to the MSCI EAFE® Index due September 30, 2009
8.6	Tax Opinion of Sidley Austin llp relating to $3,913,000 Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index and the Russell 2000® Index due June 30, 2009
8.7	Tax Opinion of Sidley Austin llp relating to $100,000 Buffered Return Enhanced Notes Linked to the Russell 2000® Index due September 30, 2009
8.8
Tax Opinion of Sidley Austin llp relating to $3,925,000 Contingent Interest Index Basket Knock-Out Notes Linked to an Equally Weighted Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due March 31, 2011

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